SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 16, 2002
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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    Alabama                        1-3164                  63-0004250
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
    of incorporatio                 Number)                        No.)


          600 North 18th Street, Birmingham, Alabama               35291
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
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                On October 16, 2002, Alabama Power Company (the "Company")

entered into an Underwriting Agreement covering the issue and sale by the

Company of $225,000,000 aggregate principal amount of its Series Q 5.50% Senior

Notes due October 15, 2017 (the "Series Q Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"),

pursuant to the shelf registration statement (Registration Statement Nos.

333-72784, 333-72784-01 and 333-72784-02) of the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

           1 Underwriting Agreement, dated October 16, 2002 among the Company and Goldman, Sachs & Co., Lehman Brothers Inc. and BNY Capital Markets, Inc. as the Underwriters.

           4.2(a) Seventeenth Supplemental Indenture to Senior Note Indenture dated as of October 22, 2002, providing for the issuance of the Series Q Senior Notes.

           4.7(a) Form of Series Q Senior Note (included in Exhibit 4.2(a) above).

           5.1         Opinion of Balch & Bingham LLP.

          12.1         Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     October 22, 2002         ALABAMA POWER COMPANY

                                   By /s/Wayne Boston
                                      Wayne Boston
                                    Assistant Secretary